Statements of Cash Flows (123113 Annual Restatement [Member], USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
123113 Annual Restatement [Member]
OPERATING ACTIVITIES
Net loss	$ (479,195)	$ (163,456)
Stock based compensation	213,900
Changes in operating assets and liabilities:
Accounts receivable	(10)
Accounts payable and accrued expenses	101,249	69,767
Accrued Salaries - Related Parties	114,000	38,000
Accrued Interest	48
Net cash (used) by operating activities	(50,008)	(55,689)
FINANCING ACTIVITIES
Advances on lines of credit	36,099	51,030
Proceeds on note payable		415
Payments on note payable	(895)
Advances - member/shareholder loan	16,110	4,286
Net cash provided by financing activities	51,314	55,731
NET INCREASE (DECREASE) IN CASH	1,306	42
CASH
Beginning of year	207	165
End of year	1,513	207
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid
Interest paid	$ 597